                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

        Each of the undersigned persons hereby constitutes and appoints Barry
Ritholz and George Travers and each of them severally, as the true and lawful attorneys-in-fact and agents of such undersigned person, with power to act with or without the other and with full power of substitution and resubstitution, to execute in the name, place and stead of such undersigned person, in any and all capacities, any and all filings with respect to such undersigned person on
Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5 under the Securities
Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any and all amendments to such filings, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the United States Securities and Exchange Commission, said attorneys-in-fact and agents having full power and authority to do and perform in the name and on behalf of any and all of the undersigned persons each and every act and thing requisite and necessary to be done in the exercise of any of the rights and powers herein granted as fully and as effectually as the undersigned persons might or could do in person; and each of the undersigned persons hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof in furtherance of such foregoing purposes.

        This Power of Attorney shall remain in full force and effect with respect to an undersigned person until revoked by such undersigned person in a signed writing delivered to the foregoing attorneys-in-fact and agents.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of December 8, 2008.

                                        By: /s/ Steven A. Tananbaum
                                            -----------------------------------
                                            Steven A. Tananbaum, individually
                                            and as senior managing member
                                            of GoldenTree Asset Management LLC
                                            for itself and as the general
                                            partner of GoldenTree Asset
                                            Management LP